UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2016
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Idaho Power Company Selling Agency Agreement and Supplemental Indenture

On September 27, 2016, Idaho Power Company ("IPC") entered into a Selling Agency Agreement (the “Selling Agency Agreement”) with each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC in connection with the issuance and sale by IPC from time to time of First Mortgage Bonds, Secured Medium-Term Notes, Series K (the "Series K Notes"), to be issued under the Indenture of Mortgage and Deed of Trust, dated as of October 1, 1937, between IPC and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as supplemented by all indentures supplemental thereto (the "Indenture"). The Selling Agency Agreement contains representations, warranties and covenants of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. IPC has no obligation to sell any minimum principal amount of Series K Notes under the Selling Agency Agreement, and may issue up to a maximum aggregate principal amount of $500,000,000 of Series K Notes under the Selling Agency Agreement. The Selling Agency Agreement is filed as Exhibit 1.1 to this report. The foregoing description of the Selling Agency Agreement is not complete and is qualified in its entirety by reference to such exhibit.

On September 27, 2016, in connection with the offer and sale of the Series K Notes from time to time pursuant to a registration statement on Form S-3 filed by IPC with the U.S. Securities and Exchange Commission (File No. 333-211475-01), which became effective on May 20, 2016, IPC filed a prospectus supplement with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Exchange Act of 1933.

Effective as of September 1, 2016, IPC entered into the Forty-eighth Supplemental Indenture, to the Indenture. The Forty-eighth Supplemental Indenture provides for, among other items, the issuance of Series K Notes pursuant to the Indenture, and the increase of the maximum amount of obligations to be secured by the Indenture to $2.5 billion (which maximum amount may be further increased or decreased by IPC without consent of the holders of first mortgage bonds).

A copy of the Forty-eighth Supplemental Indenture is filed as Exhibit 4.1 to this report.
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This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described in this report, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities is being made only by means of a prospectus and related prospectus supplement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description
1.1
Selling Agency Agreement, dated September 27, 2016, between Idaho Power Company and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC

4.1	Idaho Power Company Forty-eighth Supplemental Indenture, dated effective as of September 1, 2016, to Mortgage and Deed of Trust, dated as of October 1, 1937

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  September 27, 2016

IDAHO POWER COMPANY
By:  /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1
Selling Agency Agreement, dated September 27, 2016, between Idaho Power Company and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC

4.1	Idaho Power Company Forty-eighth Supplemental Indenture, dated effective as of September 1, 2016, to Mortgage and Deed of Trust, dated as of October 1, 1937